UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A.S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Mutual Fund

[photo of trees - a river running between them - a mountain in the background]

Annual report for the year ended October 31, 2008

American Mutual Fund® strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2008 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	–23.63%	4.36%	4.68%

The total annual fund operating expense ratio was 0.60% for Class A shares as of the most recent fiscal year-end. This figure does not reflect the fee waiver described below. Therefore, the actual expense ratio for the period was lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 2.95% (2.92% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 2.97%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 32.

Fellow shareholders:

The U.S. economy and stock market experienced serious setbacks during the 12 months ended October 31, 2008. After six years of economic expansion, the gross domestic product (GDP) — the sum of all goods and services produced in the United States — contracted in two of the last four quarters and is headed lower. Overlapping the economic retrenchment, stocks fell sharply in one of the worst declines in post-war history. This was precipitated by a downturn in the housing industry, the failure of complex mortgage securities and a worldwide credit crunch.

The crisis forced major financial institutions into an unprecedented wave of government takeovers, consolidations and bankruptcies. U.S. government agencies launched numerous programs to strengthen credit markets and increase the flow of capital to businesses. The Federal Reserve also lowered the federal funds rate from 4.5% to 1.0% during the period to stimulate the economy. Congress is considering additional stimulus and rescue plans.

In this very difficult environment, American Mutual Fund (AMF) posted a loss of 30.9%, as compared to a loss of 36.1% for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of large-company U.S. stocks. The fund’s conservative approach and focus on the balanced accomplishment of three objectives — current income, preservation of capital and capital appreciation — helped cushion the blow to some extent. Part of our relative advantage over the broader market was our cash position, which comprised 18.7% of total assets at fiscal year-end. Following the fund’s philosophy to protect assets as much as possible on the downside, we maintained an above-average cash position throughout the decline.

Portfolio review

It is important for shareholders to recognize that this is one of the times when even some of the most successful, high-quality companies in our conservative portfolio underwent significant price declines. Indeed, in the past 12 months, share prices of several outstanding companies fell substantially. The list included General Electric, our second largest holding (–52.6%); Microsoft, the fund’s largest position (–39.3%); AT&T (–35.9%) and IBM (–19.9%), also significant holdings. Although the majority of our stock positions fared badly, a few bucked the trend. They include retail chains with a low-price approach such as Wal-Mart (+23.0%) and Ross Stores (+21.0%).

[photo of trees - a river running between them - a mountain in the background]

[Begin Sidebar]
In this report

Special feature

6	How American Mutual Fund
finds investment opportunities
in a bear market

During its 58-year lifetime, American
Mutual Fund has experienced wars,
national disasters, terrorist attacks
and international financial crises.

Contents

1	Letter to shareholders

3	The value of a long-term
perspective

13	Summary investment
portfolio

17	Financial statements

33	Board of directors and
other officers
[End Sidebar]

[Begin Sidebar]
Dividends paid in calendar year 2008

For tax purposes, here are the income dividends Class A shareholders received in calendar year 2008.

Income dividends per share:

$0.16 paid 3/17/08
$0.16 paid 6/23/08
$0.16 paid 9/22/08
$0.16 to be paid on 12/16/08

The fund will pay a special dividend from accumulated, undistributed income on 12/16/08.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2008, will be mailed to you with your American Funds Tax Guide in late January 2009.
[End Sidebar]

No segment of the stock market was spared from the steep declines of September and October. In any bear market, there is usually some sector that provides shelter. In this case, U.S. government securities were that shelter.

AMF continued its long-term record of posting more favorable results than the broad stock market during difficult periods. As the chart on pages 10 and 11 shows, AMF has fallen less than the S&P 500 in all 13 declines of 15% or more since the fund began operations in 1950. The current market turmoil already qualifies as a major decline, but it has not yet completed its run. Of course, there have been periods when the fund has lagged the S&P 500, particularly in strong markets.

Over the fund’s 58-year lifetime, AMF has an average annual total return of 11.5%, as compared to 10.9% for the S&P 500. For the 10-year period ended October 31, the fund has provided a cumulative total return of 34.8% as contrasted with a cumulative total return of 4.0% for the S&P 500.

The road ahead

The present stock market downturn anticipated the recession which is now underway. As is often the case, the stock market recovery will probably also anticipate the recession’s end. But the fallout from this financial and credit crisis could result in a deeper and longer recession than we have been accustomed to in recent decades. We believe that a large measure of this outlook has already been discounted in the market’s sharp decline. Importantly, the U.S. government and central banks around the world have taken decisive action to alleviate the current emergency. While much progress has been made, it does not mean that the identified problems have all been resolved. Hopefully the final chapters of this financial crisis will be written in the not too distant future.

In the meantime, we are grateful that so many of you were willing to stay the course with AMF. At the end of the fiscal year, the net number of shareholder accounts in the fund had declined by only 1.8%. We appreciate your support during this period and look forward to brighter days.

Cordially,

/s/ James K. Dunton
James K. Dunton
President

December 5, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Results of a $10,000 investment in American Mutual Fund

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

For more than 58 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — when the fund began operations — through October 31, 2008. The table beneath the chart shows the fund’s total return in each of the 58 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $5,670,574.3

You can use this table to estimate how the value of your own holding has grown over the years. Let’s say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1998. At the time, the table indicates the value of the investment illustrated here was $4.2 million. Since then, it has grown to almost $5.7 million. Thus, in the same period, the value of your 1998 investment — regardless of its size — also has grown.

Average annual total returns
based on a $1,000 investment

(for periods ended October 31, 2008)*

	1 year	5 years	10 years

Class A shares	–34.83%	0.33%	2.43%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

[begin mountain chart]
Date	American Mutual Fund with dividends reinvested[3]	American Mutual Fund with dividends excluded[5]

02/21/50	9,426	9,426
07/13/50	9,004	8,918
10/07/50	10,274	10,075
10/31/50	10,018	9,708
10/31/51	12,234	11,334
07/16/52	13,421	12,181
10/31/52	13,164	11,710
03/19/53	14,577	12,882
09/14/53	13,004	11,256
10/31/53	14,076	12,009
10/31/54	19,261	15,876
09/23/55	26,727	21,627
10/31/55	25,050	20,087
08/02/56	31,861	25,028
10/31/56	29,652	23,142
12/31/56	30,831	24,062
10/22/57	26,773	20,267
10/31/57	28,050	21,241
01/02/58	27,933	20,944
09/30/58	34,818	25,718
10/31/58	36,140	26,511
08/03/59	43,480	31,294
10/31/59	41,489	29,668
12/31/59	43,319	30,977
09/28/60	40,277	27,959
10/31/60	40,865	28,371
10/31/61	54,348	36,806
12/12/61	57,113	38,678
06/25/62	42,687	28,545
10/31/62	46,572	30,677
10/31/63	61,289	39,309
10/31/64	71,355	44,625
06/28/65	70,430	43,509
10/31/65	79,919	48,769
12/17/65	82,334	50,242
10/07/66	71,747	42,538
10/31/66	77,646	46,067
01/04/67	79,886	47,052
09/25/67	98,623	57,321
10/31/67	92,836	53,558
03/25/68	89,187	51,057
10/31/68	109,586	61,257
11/29/68	115,011	64,289
10/09/69	98,399	53,023
10/31/69	103,216	55,651
05/26/70	78,408	41,363
10/31/70	93,358	48,100
04/29/71	120,955	61,139
10/31/71	112,886	55,961
11/23/71	106,468	52,779
08/23/72	128,118	61,708
10/31/72	125,226	59,737
12/11/72	136,043	64,897
08/22/73	112,151	51,865
10/31/73	124,800	57,130
03/14/74	126,331	57,130
10/03/74	91,007	38,810
10/31/74	105,122	44,985
12/06/74	96,877	41,457
07/15/75	138,200	56,926
10/31/75	132,196	53,330
12/05/75	130,346	52,584
09/21/76	174,044	67,986
10/31/76	167,379	64,276
12/31/76	182,661	70,144
10/31/77	176,434	64,554
01/26/78	175,846	63,480
09/12/78	229,322	80,818
10/31/78	198,947	69,119
10/05/79	257,885	86,418
10/31/79	232,805	76,959
10/15/80	315,866	100,651
10/31/80	303,585	95,432
06/23/81	350,366	107,612
09/25/81	317,838	96,442
10/31/81	334,117	99,943
08/10/82	334,437	93,802
10/22/82	434,703	120,458
10/31/82	426,438	118,168
01/03/83	444,289	120,550
10/10/83	562,833	149,553
10/31/83	544,917	143,286
11/29/83	564,778	148,509
07/24/84	507,745	128,657
10/31/84	577,161	144,417
01/04/85	583,499	144,219
07/17/85	704,992	170,303
10/31/85	701,836	167,598
09/04/86	936,477	216,971
10/31/86	913,072	209,413
08/25/87	1,136,870	253,230
10/19/87	886,283	195,646
10/31/87	960,889	212,116
12/04/87	893,638	197,270
06/22/88	1,071,388	229,884
10/31/88	1,081,202	227,085
01/03/89	1,071,656	220,598
10/31/89	1,299,788	259,386
12/13/89	1,346,639	268,736
10/31/90	1,239,346	235,204
01/09/91	1,280,467	238,543
08/28/91	1,533,066	279,429
10/31/91	1,544,414	278,500
12/10/91	1,500,849	267,729
08/03/92	1,715,846	299,703
10/31/92	1,690,017	292,156
12/04/92	1,720,976	294,489
10/15/93	2,018,685	335,881
10/31/93	2,004,864	333,581
11/01/93	2,003,137	333,294
04/04/94	1,902,057	313,572
10/31/94	2,039,874	326,417
12/08/94	1,968,379	311,824
10/19/95	2,505,170	386,113
10/31/95	2,473,446	381,224
01/10/96	2,579,741	394,322
10/21/96	2,965,119	442,248
10/31/96	2,940,742	438,613
12/16/96	2,977,645	440,717
10/07/97	3,809,732	552,257
10/31/97	3,652,205	529,422
01/09/98	3,718,525	535,657
04/17/98	4,289,166	613,976
10/31/98	4,205,471	594,159
11/23/98	4,395,647	621,027
12/14/98	4,240,060	595,287
10/31/99	4,584,199	631,823
11/16/99	4,643,616	640,013
03/07/00	3,918,147	536,579
10/31/00	4,639,429	620,069
05/21/01	5,217,427	686,711
09/21/01	4,560,805	591,103
10/31/01	4,811,535	623,599
03/19/02	5,400,265	694,828
10/09/02	3,957,009	500,364
10/31/02	4,406,372	557,186
03/11/03	4,149,192	521,398
10/31/03	5,257,312	648,807
11/18/03	5,200,587	641,807
10/06/04	5,895,199	713,980
10/31/04	5,825,570	705,547
11/02/04	5,823,249	705,266
08/03/05	6,444,871	770,270
10/31/05	6,279,702	746,895
12/31/05	6,489,117	768,159
10/26/06	7,359,693	857,928
10/31/06	7,309,525	852,080
03/05/07	7,416,422	860,226
07/19/07	8,390,997	963,860
10/31/07	8,200,608	937,203
11/06/07	8,072,187	922,526
10/27/08	5,106,324	569,630
10/31/08	5,670,574	632,574

Date	Standard & Poor’s 500 Composite Index with dividends reinvested[4]

02/21/50	10,000
3/9/1950	9,980
10/24/1950	12,242
10/31/1950	12,023
12/4/1950	11,810
10/15/1951	15,620
10/31/1951	15,125
11/24/1951	14,703
8/8/1952	17,629
10/31/1952	17,157
1/5/1953	18,855
9/14/1953	16,653
10/31/1953	18,185
11/17/1953	17,970
10/6/1954	25,456
10/31/1954	24,752
11/1/1954	24,838
9/23/1955	36,907
10/31/1955	34,492
11/1/1955	34,443
8/2/1956	41,741
10/31/1956	38,605
7/15/1957	42,684
10/22/1957	34,205
10/31/1957	36,167
12/18/1957	34,818
10/13/1958	47,125
10/31/1958	47,009
11/25/1958	46,725
8/3/1959	56,925
10/31/1959	54,385
1/5/1960	57,427
10/25/1960	51,038
10/31/1960	52,268
11/1/1960	52,806
10/31/1961	69,287
12/12/1961	73,541
6/26/1962	53,780
10/31/1962	59,004
11/1/1962	59,630
10/28/1963	80,093
10/31/1963	79,835
11/22/1963	75,088
10/12/1964	94,552
10/31/1964	94,408
6/28/1965	92,427
10/27/1965	105,817
10/31/1965	106,023
2/9/1966	108,804
10/7/1966	86,547
10/31/1966	95,134
11/22/1966	94,505
9/25/1967	118,979
10/31/1967	115,082
3/5/1968	108,692
10/21/1968	132,432
10/31/1968	130,788
11/29/1968	137,411
7/29/1969	115,515
10/31/1969	126,935
11/10/1969	128,357
5/26/1970	92,108
10/31/1970	112,877
11/18/1970	112,254
4/28/1971	143,982
10/31/1971	131,895
11/23/1971	126,198
8/14/1972	161,027
10/31/1972	160,791
1/11/1973	174,099
8/22/1973	148,093
10/31/1973	160,825
11/1/1973	159,934
10/3/1974	96,094
10/31/1974	114,517
12/6/1974	101,201
7/15/1975	152,757
10/31/1975	144,279
12/5/1975	141,160
9/21/1976	180,440
10/31/1976	173,368
12/31/1976	182,351
10/25/1977	159,782
10/31/1977	162,890
3/6/1978	156,091
9/12/1978	197,202
10/31/1978	173,229
11/14/1978	172,001
10/5/1979	217,506
10/31/1979	200,011
3/27/1980	196,407
10/15/1980	275,888
10/31/1980	264,126
11/28/1980	292,265
9/25/1981	243,451
10/31/1981	265,623
8/12/1982	233,339
10/20/1982	320,276
10/31/1982	308,890
11/23/1982	307,088
10/10/1983	415,677
10/31/1983	395,213
1/6/1984	412,027
7/24/1984	368,402
10/31/1984	420,380
12/13/1984	411,175
7/17/1985	509,869
10/31/1985	501,639
11/4/1985	505,418
9/4/1986	691,048
10/31/1986	668,098
8/25/1987	943,691
10/19/1987	632,928
10/31/1987	710,847
12/4/1987	634,197
10/21/1988	827,986
10/31/1988	815,773
11/16/1988	771,471
10/9/1989	1,087,429
10/31/1989	1,030,770
7/16/1990	1,143,973
10/11/1990	924,581
10/31/1990	953,671
11/7/1990	959,977
8/28/1991	1,275,819
10/31/1991	1,272,350
11/29/1991	1,221,224
9/14/1992	1,415,354
10/31/1992	1,398,929
11/4/1992	1,393,683
10/15/1993	1,611,215
10/31/1993	1,607,499
2/2/1994	1,667,508
4/4/1994	1,526,617
10/31/1994	1,669,519
12/8/1994	1,579,580
10/19/1995	2,140,536
10/31/1995	2,110,427
11/1/1995	2,120,298
10/18/1996	2,635,548
10/31/1996	2,618,637
11/1/1996	2,613,067
10/7/1997	3,713,963
10/31/1997	3,459,189
11/12/1997	3,426,436
7/17/1998	4,535,102
10/31/1998	4,219,865
11/3/1998	4,266,609
7/16/1999	5,497,678
10/31/1999	5,302,788
3/24/2000	5,967,503
10/12/2000	5,229,586
10/31/2000	5,625,358
11/6/2000	5,636,338
9/21/2001	3,842,757
10/31/2001	4,225,243
1/4/2002	4,686,796
10/9/2002	3,141,633
10/31/2002	3,587,381
03/11/03	3,264,697
10/31/03	4,333,074
11/20/2003	4,262,720
2/11/2004	4,794,947
10/31/2004	4,740,913
11/1/2004	4,742,213
8/3/2005	5,293,460
10/31/2005	5,154,100
11/1/2005	5,135,952
10/26/2006	6,037,882
10/31/2006	5,995,606
11/3/2006	5,936,256
10/9/2007	6,930,573
10/31/2007	6,868,057
11/6/2007	6,739,019
10/27/2008	3,840,047
10/31/2008	4,389,986

Date		Consumer Price Index[6]

	28-Feb	10,000
1950	28-Feb	10,000
	31-Oct	10,468
1951	11/50	10,511
	31-Oct	11,149
1952	28-Feb	11,191
	31-Aug	11,362
	31-Oct	11,362
1953	28-Feb	11,277
	31-Oct	11,489
1954	31-Jan	11,447
	30-Apr	11,404
	31-Oct	11,404
1955	12/54	11,362
	30-Sep	11,447
	31-Oct	11,447
1956	12/55	11,404
	31-Oct	11,702
1957	11/56	11,702
	31-Jul	12,043
	31-Oct	12,043
1958	11/57	12,085
	31-Jul	12,340
	31-Oct	12,298
1959	12/58	12,298
	31-Oct	12,511
1960	31-Jan	12,468
	31-Oct	12,681
1961	11/60	12,681
	31-Jul	12,766
	31-Oct	12,766
1962	11/61	12,766
	30-Sep	12,936
	31-Oct	12,936
1963	11/62	12,936
	31-Oct	13,106
1964	11/63	13,106
	31-Jul	13,234
	31-Oct	13,234
1965	11/64	13,277
	31-Oct	13,489
1966	11/65	13,489
	31-Oct	14,000
1967	11/66	14,000
	31-Oct	14,340
1968	11/67	14,383
	31-Oct	15,021
1969	11/68	15,064
	31-Oct	15,872
1970	11/69	15,957
	31-Oct	16,766
1971	11/70	16,851
	31-Oct	17,404
1972	11/71	17,404
	31-Oct	18,000
1973	11/72	18,043
	31-Oct	19,404
1974	11/73	19,532
	31-Oct	21,745
1975	11/74	21,915
	31-Oct	23,362
1976	11/75	23,532
	31-Oct	24,638
1977	11/76	24,681
	31-Oct	26,213
1978	11/77	26,340
	31-Oct	28,553
1979	11/78	28,681
	31-Oct	32,000
1980	11/79	32,298
	31-Oct	36,085
1981	11/80	36,383
	31-Oct	39,745
1982	11/81	39,872
	31-Oct	41,787
1983	12/82	41,532
	31-Oct	42,979
1984	11/83	43,064
	31-Oct	44,809
1985	11/84	44,809
	31-Oct	46,255
1986	4	46,213
	31-Oct	46,936
1987	11/86	46,979
	31-Oct	49,064
1988	11/87	49,106
	31-Oct	51,149
1989	11/88	51,191
	31-Oct	53,447
1990	11/89	53,574
	31-Oct	56,809
1991	11/90	56,936
	31-Oct	58,468
1992	11/91	58,638
	31-Oct	60,340
1993	12/92	60,383
	31-Oct	62,000
1994	11/93	62,043
	31-Oct	63,617
1995	11/94	63,702
	31-Oct	65,404
1996	12/95	65,319
	31-Oct	67,362
1997	11/96	67,489
	31-Oct	68,766
1998	12/97	68,638
	31-Oct	69,787
1999	12/98	69,745
	31-Oct	71,574
2000	11/99	71,617
	31-Oct	74,043
2001	12/00	74,043
	9/01	75,872
	31-Oct	75,617
2002	12/01	75,192
	31-Oct	77,149
2003	12/02	76,979
	9/03	78,809
	31-Oct	78,723
2004	16-Dec	78,426
	10/31/2004	81,234
2005	12/16/2004	80,979
	10/31/2005	84,766
2006	12/16/2005	83,745
	8/16/2006	86,766
	10/31/2006	85,872
2007	11/16/2006	85,745
	10/16/2007	88,909
	10/31/2007	88,909
2008	11/1/2007	88,909
	7/16/2008	93,602
	10/31/2008	92,159
[end mountain chart]

Year ended October 31	1950 [7]	1951	1952	1953	1954	1955	1956
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	$0.3	0.5	0.5	0.6	0.6	0.7	0.8
Value at year-end	$10.0	12.2	13.2	14.1	19.3	25.1	29.7
Dividends excluded[9]	$0.3	0.5	0.5	0.5	0.5	0.5	0.6
Value at year-end	$9.7	11.3	11.7	12.0	15.9	20.1	23.1
Annual percentage returns assuming reinvestment of dividends
Income return	3.1%	5.3	4.3	4.4	4.4	3.5	3.2
Capital results	(2.9)	16.8	3.3	2.5	32.4	26.6	15.2
AMF total return	0.2	22.1	7.6	6.9	36.8	30.1	18.4

Year ended October 31	1957	1958	1959	1960	1961	1962	1963
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	0.9	1.0	1.0	1.2	1.3	1.4	1.5
Value at year-end	28.1	36.1	41.5	40.9	54.3	46.6	61.3
Dividends excluded[9]	0.7	0.8	0.8	0.9	0.9	0.9	1.0
Value at year-end	21.2	26.5	29.7	28.4	36.8	30.7	39.3
Annual percentage returns assuming reinvestment of dividends
Income return	3.1	3.6	2.9	2.9	3.1	2.5	3.3
Capital results	(8.5)	25.2	11.9	(4.4)	29.9	(16.8)	28.3
AMF total return	(5.4)	28.8	14.8	(1.5)	33.0	(14.3)	31.6

Year ended October 31	1964	1965	1966	1967	1968	1969	1970
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	1.7	1.8	2.3	2.6	3.2	3.8	4.2
Value at year-end	71.4	79.9	77.6	92.8	109.6	103.2	93.4
Dividends excluded[9]	1.1	1.1	1.4	1.5	1.8	2.1	2.2
Value at year-end	44.6	48.8	46.1	53.6	61.3	55.7	48.1
Annual percentage returns assuming reinvestment of dividends
Income return	2.8	2.6	2.8	3.3	3.4	3.4	4.0
Capital results	13.6	9.4	(5.6)	16.3	14.6	(9.2)	(13.6)
AMF total return	16.4	12.0	(2.8)	19.6	18.0	(5.8)	(9.6)

Year ended October 31	1971	1972	1973	1974	1975	1976	1977
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	4.4	4.7	5.1	7.3	7.3	7.9	8.6
Value at year-end	112.9	125.2	124.8	105.1	132.2	167.4	176.4
Dividends excluded[9]	2.2	2.3	2.4	3.3	3.1	3.1	3.2
Value at year-end	56.0	59.7	57.1	45.0	53.3	64.3	64.6
Annual percentage returns assuming reinvestment of dividends
Income return	4.7	4.2	4.0	5.8	6.9	6.0	5.1
Capital results	16.2	6.7	(4.3)	(21.6)	18.9	20.6	0.3
AMF total return	20.9	10.9	(0.3)	(15.8)	25.8	26.6	5.4

Year ended October 31	1978	1979	1980	1981	1982	1983	1984
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	10.0	11.3	13.9	16.4	26.8	26.2	26.6
Value at year-end	198.9	232.8	303.6	334.1	426.4	544.9	577.2
Dividends excluded[9]	3.6	3.9	4.5	5.0	7.8	7.1	6.9
Value at year-end	69.1	77.0	95.4	99.9	118.2	143.3	144.4
Annual percentage returns assuming reinvestment of dividends
Income return	5.7	5.7	6.0	5.4	8.0	6.2	4.9
Capital results	7.1	11.3	24.4	4.7	19.6	21.6	1.0
AMF total return	12.8	17.0	30.4	10.1	27.6	27.8	5.9

Year ended October 31	1985	1986	1987	1988	1989	1990	1991
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	30.1	34.1	39.3	50.0	59.9	66.1	71.8
Value at year-end	701.8	913.1	960.9	1,081.2	1,299.8	1,239.3	1,544.4
Dividends excluded[9]	7.4	8.0	8.9	10.8	12.3	13.0	13.4
Value at year-end	167.6	209.4	212.1	227.1	259.4	235.2	278.5
Annual percentage returns assuming reinvestment of dividends
Income return	5.2	4.9	4.3	5.2	5.5	5.1	5.8
Capital results	16.4	25.2	0.9	7.3	14.7	(9.8)	18.8
AMF total return	21.6	30.1	5.2	12.5	20.2	(4.7)	24.6

Year ended October 31	1992	1993	1994	1995	1996	1997	1998
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	67.5	70.9	76.5	83.2	90.2	95.0	104.1
Value at year-end	1,690.0	2,004.9	2,039.9	2,473.4	2,940.7	3,652.2	4,205.5
Dividends excluded[9]	12.0	12.1	12.5	13.1	13.7	14.0	14.9
Value at year-end	292.2	333.6	326.4	381.2	438.6	529.4	594.2
Annual percentage returns assuming reinvestment of dividends
Income return	4.4	4.2	3.8	4.1	3.6	3.2	2.9
Capital results	5.0	14.4	(2.1)	17.2	15.3	21.0	12.2
AMF total return	9.4	18.6	1.7	21.3	18.9	24.2	15.1

Year ended October 31	1999	2000	2001	2002	2003	2004	2005
Year-by-year summary of results (dollars in thousands)
Dividends reinvested[8]	110.5	132.2	145.4	121.4	115.8	105.4	112.3
Value at year-end	4,584.2	4,639.4	4,811.5	4,406.4	5,257.3	5,825.6	6,279.7
Dividends excluded[9]	15.5	18.0	19.2	15.6	14.5	12.9	13.5
Value at year-end	631.8	620.1	623.6	557.2	648.8	705.5	746.9
Annual percentage returns assuming reinvestment of dividends
Income return	2.6	2.9	3.1	2.5	2.6	2.0	1.9
Capital results	6.4	(1.7)	0.6	(10.9)	16.7	8.8	5.9
AMF total return	9.0	1.2	3.7	(8.4)	19.3	10.8	7.8

Year ended October 31	2006	2007	2008
Year-by-year summary of results (dollars in thousands)					Average
Dividends reinvested[8]	135.1	157.0	175.0		annual total
Value at year-end	7,309.5	8,200.6	5,670.6		return for
Dividends excluded[9]	15.9	18.2	19.8		AMF’s lifetime
Value at year-end	852.1	937.2	632.6
Annual percentage returns assuming reinvestment of dividends
Income return	2.2	2.1	2.1		3.90%
Capital results	14.2	10.1	(33.0)		7.51%
AMF total return	16.4	12.2	(30.9)		11.41%

The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]Includes reinvested capital gain distributions totaling $3,741,330 in the years 1950-2008 and reinvested dividends.
[4]The S&P 500 is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
[5]Includes reinvested capital gain distributions taken in shares totaling $587,871 but does not reflect income dividends taken in cash.
[6]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $92,159 to buy today what $10,000 bought when the fund began.
[7]For the period February 21, 1950 (when the fund began operations), through October 31, 1950.
[8]Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982, $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in 1991.
[9]Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990 and $1,707 in 1991.

[photo of trees - leaves covering the ground]
How American Mutual Fund finds investment opportunities in a bear market

[Begin Pull-Quote]
We have colleagues who have seen it all before. When you have been following the market or an industry for 20, 30 or even 40 years, you have a perspective that few others have. You are not likely to panic at the bottom or top of a market cycle.
 — Joyce Gordon
[End Pull-Quote]

[photo of a branch with leaves on it]
During its 58-year lifetime, American Mutual Fund has experienced wars, national disasters, terrorist attacks and international financial crises. Investment fads and fancies have come and gone. Bull markets have eventually been followed by bear markets. Throughout all of this, American Mutual Fund (AMF) has survived and thrived.

Figures shown are past results for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Unless otherwise indicated, results shown are at net asset value with all distributions reinvested. If the maximum 5.75% Class A sales charge had been deducted, results would have been lower. For current information and month-end results, visit americanfunds.com.

Over the fund’s lifetime, AMF has provided an average annual total return of 11.5% compared with 10.9% for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the stock market. The fund has produced this return with considerably less volatility than the stock market or two Lipper peer group indexes the fund uses to measure its results.

AMF’s basic objective — to provide investors with current income, growth and preservation of capital — has remained constant. In the wake of one of the worst years in stock market history, the fund’s approach remains as relevant today as it was on February 21, 1950, the day the fund began operations.

In this time of economic uncertainty, we sat down with AMF’s four veteran portfolio counselors to get their perspective on the recent market decline, learn how they are searching for investment opportunities and how they see the road ahead.

Drawing from experience

It can be reassuring for shareholders to realize that the fund’s key decision-makers have a depth of experience few mutual funds can match. Jim Dunton, Mike Shanahan, Joyce Gordon and Jim Lovelace average 36 years of investment experience. Mike has 44 years and Jim Dunton has 46 years. The two “new” portfolio counselors, Joyce and Jim Lovelace, who joined the fund in 2006, have 29 and 27 years of experience, respectively.

Their years of accumulated knowledge and wisdom have helped them navigate difficult markets in the past. “We have colleagues who have seen it all before,” says Joyce Gordon. “When you have been following the market or an industry for 20, 30 or even 40 years, you have a perspective that few others have. You are not likely to panic at the bottom or top of a market cycle.”

“What helps us in these difficult periods is AMF’s organizational memory,” explains Jim Lovelace. “The fact that Jim Dunton and Mike Shanahan’s experience precedes the 1973-1974 bear market is acutely valuable today. Jim and Mike can tell us firsthand what was going on in 1974, the last time the market was this bad. If we didn’t have them around, we wouldn’t have a compass.” In 1974, for example, the stresses and shocks of that year — which included the failure of the Franklin National Bank — led to a crisis of confidence that brought the international banking system close to disaster. Franklin’s failure forced the United States and foreign regulatory authorities to devise new ways to avert a global banking crisis, and served as a catalyst for later efforts to bring international banking under government management. More than three decades later, governments worldwide have responded to today’s crisis in a somewhat similar manner.

[Begin Sidebar]
Generally higher yields over time — AMF vs. the S&P 500

American Mutual Fund typically has had a higher dividend yield than the S&P 500. One reason for this: Many companies in the S&P 500 don’t pay dividends, while AMF primarily invests in those that do.

[begin bar chart]
	Distribution rate (%) at net asset value
Date	AMF	S&P 500

10/31/1989	4.67%	3.21%
10/31/1990	5.35%	3.91%
10/31/1991	4.77%	3.09%
10/31/1992	4.01%	2.95%
10/31/1993	3.52%	2.68%
10/31/1994	3.70%	2.76%
10/31/1995	3.35%	2.35%
10/31/1996	3.03%	2.10%
10/31/1997	2.55%	1.68%
10/31/1998	2.38%	1.46%
10/31/1999	2.29%	1.22%
10/31/2000	2.52%	1.15%
10/31/2001	2.96%	1.49%
10/31/2002	2.73%	1.81%
10/31/2003	2.21%	1.61%
10/31/2004	1.83%	1.68%
10/31/2005	1.81%	1.77%
10/31/2006	1.82%	1.76%
10/31/2007	1.91%	1.76%
10/31/2008	2.98%	2.99%
[end bar chart]
[End Sidebar]

[Begin Pull-Quote]
The fact that Jim Dunton and Mike Shanahan’s experience precedes the 1973-1974 bear market is acutely valuable today. Jim and Mike can tell us firsthand what was going on in 1974, the last time the market was this bad. If we didn’t have them around, we wouldn’t have a compass.
— Jim Lovelace
[End Pull-Quote]

[Begin Sidebar]
American Mutual Fund’s portfolio counselors

American Mutual Fund’s four portfolio counselors have an average 36.5 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Years of
investment
Portfolio counselor	experience*

James K. Dunton	46
R. Michael Shanahan	44
Joyce E. Gordon	29
James B. Lovelace	27

*Years of experience as of January 1, 2009.
[End Sidebar]

Hunting for true value in uncertain times

How do AMF portfolio counselors and investment analysts search for blue chip companies at bargain prices today? “There is more to being a value investor than just looking for low price-to-earnings or price-to-book ratios and applying other value metrics,” notes Jim Dunton, the fund’s president. “We invest in well-financed companies that we believe will come out of this period as strong or stronger than before. We focus on those with competitive positions in their industries and good cash flows. Although it seems attractive to invest in secondary or tertiary companies whose stock prices have collapsed, they may also have further significant risks in troubled times. In AMF, we don’t invest in speculative companies.”

AMF’s historic approach of selecting investments only from a list of prescreened, high-quality securities has undoubtedly kept the fund away from speculative investments that suffered considerably in this difficult period. Adds Jim, “Our time-tested approach is well suited for this challenging environment. We are beating our benchmarks. Could we have done even better? Possibly so. However, if you were going into a period like the one we now have, you would have wanted a structure exactly like AMF. With its balanced objective of current income, long-term growth and capital preservation, AMF is the right kind of fund for this time. We have achieved better results than the S&P 500 in every significant down market in the fund’s history. That is also true in this downturn to date.”

Joyce Gordon looks for companies with strong balance sheets, a minimum of debt and no liquidity problems. To keep a close eye on the situation, she is assessing debt requirements for companies over the next six months. “I also ask myself this question: ‘If we end up in a prolonged recession, how will this company be affected?’”

Although the fund owns financial and bank stocks, they are currently not on Joyce’s buying list. “If the recession worsens, they will face increasing problems with losses on credit cards and commercial lending. And now that government has become so involved in their business as owner, financier and partner, banks will be less profitable and have higher capital requirements. The government is likely to limit the types of businesses in which they can participate. Any bank that has accepted funds from TARP (Troubled Asset Relief Program) will have to get approval from the government before increasing its dividend. All of this will make banks less attractive as an investment.”

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Unless otherwise indicated, results shown are at net asset value with all distributions reinvested. If the maximum 5.75% Class A sales charge had been deducted, results would have been lower. For current information and month-end results, visit americanfunds.com.

Above-average returns with less volatility

American Mutual Fund strives to meet its objectives. If we look back 10 years, as shown below, the fund has provided slightly higher returns than the three benchmarks the fund uses to measure its results. It accomplished this while showing lower volatility than the three benchmarks.

For the 10-year period ended October 31, 2008

[illustrated in graphic format]
	Average annual total return	Volatility

AMF	3.03%	11.67

S&P 500	0.40	15.08

Lipper
Growth and Income
Funds Index	1.14	13.69

Lipper
Multi-Cap Value
Funds Index	2.27	14.78
[end graphical format]

Sources: Stocks — Standard & Poor’s Corporation, Lipper.

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is an unmanaged index of 500 large-company stocks selected to represent the stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted index of the 30 largest mutual funds following a value approach to investing in companies of various sizes. The Lipper Growth and Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth of earnings orientation and an income requirement for dividends.
[End Sidebar]

Jim Lovelace believes that the financial sector is badly impaired; as a result, many available investments are nonetheless too speculative for AMF. “Certain companies have survived the trial-by-fire extremes of this period, and they are great candidates for the fund. While it’s true that some of the more depressed financial stocks may well offer opportunities, they are simply too risky.”

Dividends carry greater importance

AMF portfolio counselors consider dividend-paying companies their core investment and expect dividends to be even more important in the years ahead. “If the stock market takes a while to recover or goes sideways, dividends will provide most of the appreciation and value for investors,” Joyce says.

Companies with growing dividends are Joyce’s investment of choice. “A rising dividend is an indication of how fast the company is growing on a sustained basis,” she explains. “A dividend is cash. It can’t be dressed up like earnings. When a board of directors commits to a dividend level, they are very reluctant to cut it. They don’t increase a dividend unless they think it can be sustained. If you put a ruler through the dividend increases of a company over time, that ruler (with an upward slope) is actually the long-term growth rate of the company. So I like companies with effective business models, a solid record of being able to compete in the marketplace, and good earnings and dividend growth. I place more emphasis on the dividend growth than the earnings growth.”

Dividends have recently run into a rough patch. In late October 2008, Standard & Poor’s announced that the dividend growth rate for companies in the S&P 500 had slowed, primarily because of dividend cuts by financial companies. “While we continue to have strong concerns over deterioration within the financials sector, Standard & Poor’s Index Services believes that the majority of S&P 500 companies will continue their long history of dividend payments and increases, with over half of them expected to pay out more this year than last,” maintains Howard Silverblatt, Senior Index Analyst at Standard & Poor’s.

[Begin Sidebar]
How American Mutual Fund has fared during market declines*

Total returns for AMF and S&P 500. (S&P 500 assumes monthly reinvestment of dividends.)

[begin bar chart/time line]
				Total returns (%)
				AMF	S&P 500
Jan. 5, 1953	-	Sept. 14, 1953	Korean War ends; recession begins	(9.7)	(11.7)
Aug. 2, 1956	-	Oct. 22, 1957	Egypt seizes Suez Canal	(16.0)	(18.1)
Dec. 12, 1961	-	June 26, 1962	Kennedy confronts steel industry	(25.0)	(26.9)
Feb. 9, 1966	-	Oct. 7, 1966	Economy overheats, interest rates rise	(15.1)	(20.5)
Nov. 29, 1968	-	May 26, 1970	Vietnam War sparks civil unrest, recession	(31.8)	(33.0)
Jan. 11, 1973	-	Oct. 3, 1974	OPEC oil embargo; Watergate scandal	(32.2)	(44.8)
Sept. 21, 1976	-	March 6, 1978	Carter warns of energy crisis	3.1	(13.5)
Nov. 28, 1980	-	Aug. 12, 1982	Record-high interest rates	3.5	(20.2)
Aug. 25, 1987	-	Dec. 4, 1987	Overvalued stocks trigger market crash	(21.4)	(32.8)
July 16, 1990	-	Oct. 11, 1990	Iraq invades Kuwait	(12.1)	(19.2)
July 17, 1998	-	Aug. 31, 1998	“Asian flu” spreads to Russia	(12.1)	(19.1)
March 24, 2000	-	Oct. 9, 2002	Internet bubble bursts	(7.1)	(47.4)
Oct. 9, 2007	-	Oct. 27, 2008	Global financial crisis	(38.6)	(44.6)
[end bar chart/time line]
[End Sidebar]

 “We know there have been numerous dividend cuts, and we expect more,” says Jim Lovelace. “However, dividends remain very important. Unlike the stock price, a dividend return is always positive. In addition, companies that have the wherewithal to pay dividends are typically more stable investments than those that don’t. Bear markets do more to reinforce the religion of dividends than anything else because dividend-paying stocks have tended to hold up better.”

Dividends are also attractive given the uncertain times in which we live. “Dividends can’t be faked,” Mike Shanahan states. “They are reliable. They’re not dependent upon what someone else wants to pay for your stock. They are perhaps the clearest indicator of a company’s stability. Dividends are also the single most important way for a company to communicate with its shareholders. Dividends provide value today — not tomorrow or next year.”

Cushioning the fall

When the stock market is falling, dividend payments can cushion the blow for investors. Consider this: The S&P 500 needed about six years after the market low to fully recover from the 1973-1974 bear market on a price appreciation basis. With reinvested dividends included, the recovery time dropped to about two years. But it may take the broader market longer to bounce back from the current bearishness because fewer companies are paying dividends now. When the stock market began to climb in 1974, nine of 10 companies in the S&P 500 paid dividends. Today, three of four do.

In spite of the difficult market, AMF continued to pay its quarterly dividend of 16.0 cents a share, for a current annual yield of 3.0%. The yield alone provides a greater return than the current rate on many types of bank savings accounts, certificates of deposits (CDs) and Treasury bills, as of the fiscal year-end. Of course, unlike savings accounts, CDs and Treasury bills, the amounts invested in fund shares are not guaranteed.

[Begin Pull-Quote]
Our time-tested approach is well suited for this challenging environment. We are beating our benchmarks. Could we have done even better? Possibly so. However, if you were going into a period like the one we now have, you would have wanted a structure exactly like AMF.
 — Jim Dunton
[End Pull-Quote]

[photo of the underside of a tree]

In recent months, as stocks declined sharply, many investors responded by moving their money into bonds and cash instruments like CDs and money market funds. This so-called “flight to quality” may have seemed practical after several months of extreme market volatility. Yet just as too much exposure to stocks may have hurt investors over the past year, too great a position in bonds and cash over a prolonged period could deprive them of higher investment returns in the future. Cautions Jim Dunton, “Investors can sit on cash or bonds temporarily, but they shouldn’t for too long if they hope to accumulate enough for a comfortable retirement or a child’s college tuition. The returns currently offered by government bonds and cash are too low to provide for longer term goals.”

Dividends are an important reason why AMF has been able to lose less than the S&P 500 during the 13 major declines of the stock market in the fund’s lifetime. (Major declines are defined as a drop in price of 15% or more without dividends reinvested. For more details, see the chart on pages 10 and 11.)

Comparing the current bear market with the 2000-2002 Internet decline

The extraordinarily sharp stock market decline that occurred between March 2000 and October 2002 offers a clear example of how the fund’s conservative investment approach benefited shareholders. During those 31 months, the S&P 500 lost 47% while AMF’s total return declined only 7%. Over a full market cycle (from the low of August 1998 to the low of October 2002), the S&P 500 lost 14%. AMF, on the other hand, gained nearly 5%. However, as Jim Dunton noted in the 2004 annual report, “It is not likely that this unusually strong relative performance will recur during any future declines of this magnitude.”

Why hasn’t AMF fared as well in the current market situation (AMF declined 39% while the S&P 500 fell 45%)? “The reason that we withstood the worst of the tech crash was that Internet stocks were so clearly overvalued. As fundamental investors, we weren’t willing to put our money there,” explains Jim. “We could not rationalize paying 35 times earnings for the S&P 500 in 1999 and 2000. It was one of the easy bubbles to see. In contrast, at the top of this 2007 market the average company was selling at 16 times earnings — near average long-term valuations, and did not appear particularly overpriced. It’s more difficult to spot the potential for trouble in markets that only sustain average valuations.”

“No segment of the market was spared this time,” Jim Lovelace adds. “Everything has gone down in a remarkably synchronized manner. In any bear market, there is usually some sector that provides shelter. In this case, there has been almost no shelter — unless you consider U.S. government securities.”

Summary investment portfolio, October 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of net assets
Industrials	13.39%
Information technology	13.20
Health care	8.42
Energy	8.01
Consumer discretionary	7.38
Other industries	28.23
Convertible securities & preferred stocks	1.74
Bonds & notes	0.77
Short-term securities & other assets less liabilities	18.86
[end pie chart]

Common stocks - 78.63%	Shares	Value (000)	Percent of net assets

Energy - 8.01%
Chevron Corp.	3,519,304	$262,540	1.91%
ConocoPhillips	2,125,000	110,542	.80
Devon Energy Corp.	2,225,000	179,914	1.30
Hess Corp.	1,939,000	116,747	.85
Marathon Oil Corp.	5,353,600	155,790	1.13
Royal Dutch Shell PLC, Class A (ADR)	1,735,000	96,830	.70
Other securities		181,835	1.32
		1,104,198	8.01

Materials - 3.38%
Other securities		465,615	3.38

Industrials - 13.39%
3M Co.	1,412,000	90,792	.66
Avery Dennison Corp.	3,375,000	118,192	.86
Burlington Northern Santa Fe Corp.	1,535,000	136,707	.99
General Electric Co.	15,387,500	300,210	2.18
Norfolk Southern Corp.	1,485,500	89,041	.64
United Parcel Service, Inc., Class B	3,550,000	187,369	1.36
United Technologies Corp.	3,700,000	203,352	1.48
Other securities		720,146	5.22
		1,845,809	13.39

Consumer discretionary - 7.38%
Lowe's Companies, Inc.	3,971,773	86,187	.62
Target Corp.	2,670,000	107,120	.78
Other securities		824,251	5.98
		1,017,558	7.38

Consumer staples - 7.27%
Coca-Cola Co.	1,750,000	77,105	.56
Kimberly-Clark Corp.	2,410,000	147,709	1.07
PepsiCo, Inc.	3,710,000	211,507	1.53
Procter & Gamble Co.	810,000	52,277	.38
Wal-Mart Stores, Inc.	1,465,000	81,762	.59
Other securities		431,825	3.14
		1,002,185	7.27

Health care - 8.42%
Abbott Laboratories	3,635,000	200,470	1.45
Bristol-Myers Squibb Co.	9,182,200	188,694	1.37
Eli Lilly and Co.	2,900,000	98,078	.71
Johnson & Johnson	600,000	36,804	.27
Medtronic, Inc.	3,007,000	121,272	.88
Merck & Co., Inc.	2,740,000	84,803	.61
Pfizer Inc	7,145,000	126,538	.92
Other securities		304,124	2.21
		1,160,783	8.42

Financials - 4.97%
Bank of New York Mellon Corp.	3,746,000	122,120	.88
Citigroup Inc.	5,128,000	69,997	.51
Fannie Mae	1,050,000	998	.01
Freddie Mac	800,000	800	.01
JPMorgan Chase & Co.	4,072,000	167,970	1.22
Other securities		322,573	2.34
		684,458	4.97

Information technology - 13.20%
Automatic Data Processing, Inc.	3,800,000	132,810	.96
Hewlett-Packard Co.	4,750,000	181,830	1.32
Intel Corp.	10,640,000	170,240	1.24
International Business Machines Corp.	3,090,000	287,277	2.09
Microchip Technology Inc.	7,056,625	173,805	1.26
Microsoft Corp.	14,335,998	320,123	2.32
Oracle Corp. (1)	8,485,000	155,191	1.13
Other securities		397,529	2.88
		1,818,805	13.20

Telecommunication services - 4.39%
AT&T Inc.	8,820,597	236,127	1.71
Embarq Corp.	5,214,250	156,428	1.14
Verizon Communications Inc.	7,162,334	212,506	1.54
		605,061	4.39

Utilities - 6.86%
Ameren Corp.	3,953,680	128,297	.93
Exelon Corp.	2,788,720	151,260	1.10
FirstEnergy Corp.	1,620,000	84,499	.61
Questar Corp.	3,000,000	103,380	.75
Other securities		477,524	3.47
		944,960	6.86

Miscellaneous - 1.36%
Other common stocks in initial period of acquisition		186,953	1.36

Total common stocks (cost: $12,480,527,000)		10,836,385	78.63

Preferred stocks - 1.17%

FINANCIALS - 1.17%
Bank of America Corp., Series M, 8.125% noncumulative (2)	100,000	77,618	.56
Citigroup Inc., Series E, 8.40% (2)	85,000,000	59,190	.43
JPMorgan Chase & Co., Series I, 7.90% (2)	25,000	20,313	.15
Fannie Mae, Series T, 8.25% noncumulative	2,000,000	3,880	.03

Total preferred stocks (cost: $260,793,000)		161,001	1.17

Convertible securities - 0.57%

Financials - 0.49%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (3) (4)	1,725,000	58,340	.42
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred	556,000	767	.01
Other securities		8,790	.06
		67,897	.49

Miscellaneous - 0.08%
Other convertible securities in initial period of acquisition		10,194	.08

Total convertible securities (cost: $214,323,000)		78,091	.57

Bonds & notes - 0.77%	Principal amount (000)

INDUSTRIALS - 0.33%
General Electric Capital Corp., Series A, 4.80% 2013	$50,000	44,978	.33

HEALTH CARE - 0.12%
Amgen Inc. 6.90% 2038	20,000	17,151	.12

FINANCIALS - 0.32%
KeyCorp 6.50% 2013	50,000	44,063	.32

Total bonds & notes (cost: $119,760,000)		106,192	.77

Short-term securities - 18.70%

AT&T Inc. 2.12% due 11/10/2008 (5)	45,000	44,973	.33
Chevron Funding Corp. 1.95% due 11/28/2008	75,000	74,886	.54
Coca-Cola Co. 1.75%-2.15% due 11/5/2008-1/16/2009 (5)	157,000	156,839	1.14
Fannie Mae 1.55%-2.65% due 12/3/2008-2/24/2009	144,400	144,010	1.05
Federal Home Loan Bank 1.30%-3.10% due 11/3/2008-4/13/2009	277,000	275,809	2.00
Freddie Mac due 1.30%-2.50% due 12/8/2008-4/7/2009	385,082	383,396	2.78
Hewlett-Packard Co. 2.55%-2.95% due 11/3-12/16/2008 (5)	121,900	121,595	.88
Honeywell International Inc. 2.00%-2.08% due 11/13-12/12/2008 (5)	100,000	99,702	.72
Johnson & Johnson due 1.35%-2.05% due 11/7-12/22/2008 (5)	103,400	103,156	.75
Merck & Co. Inc. 1.80%-2.15% due 11/14-12/12/2008	134,500	134,224	.97
Pfizer Inc 2.09%-2.28% due 11/7/2008-1/7/2009 (5)	119,500	119,141	.86
Procter & Gamble International Funding S.C.A. 1.85%-2.15% due 11/7/2008-1/29/2009 (5)	238,305	237,683	1.73
Target Corp. 1.80%-2.10% due 12/1-12/19/2008	37,600	37,482	.27
U.S. Treasury Bills 0.44%-1.85% due 11/20/2008-4/9/2009	294,400	293,842	2.13
Wal-Mart Stores Inc. 2.20% due 12/2/2008 (5)	70,300	70,075	.51
Other securities		281,162	2.04

Total short-term securities (cost: $2,577,641,000)		2,577,975	18.70

Total investment securities (cost: $15,653,044,000)		13,759,644	99.84
Other assets less liabilities		21,973	.16

Net assets		$13,781,617	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The security listed below is included in the value of
"Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on such holdings and related transactions during the year ended October 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 10/31/08 (000)
Brunswick Corp (6)	-	5,575,000	1,667,231	3,907,769	$–	$–

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Coupon rate may change periodically.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $86,250,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities was $58,340,000, which represented 0.42% of the net assets of the fund.

(4) Valued under fair value procedures adopted by authority of the board of directors.
The total value of all such securities was $58,340,000, which represented 0.42% of the net assets of the fund.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,072,960,000, which represented 7.79% of the net assets of the fund.

(6)Unaffiliated issuer at 10/31/2008.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2008	(dollars in thousands)

Assets:
Investment securities, at value (cost: $15,653,044)		$13,759,644
Cash		260
Receivables for:
Sales of investments	9,435
Sales of fund's shares	20,440
Dividends and interest	29,161	59,036
		13,818,940
Liabilities:
Payables for:
Purchases of investments	5,169
Repurchases of fund's shares	19,409
Investment advisory services	2,763
Services provided by affiliates	7,667
Directors' deferred compensation	2,284
Other	31	37,323
Net assets at October 31, 2008		$13,781,617

Net assets consist of:
Capital paid in on shares of capital stock		$15,525,109
Undistributed net investment income		116,779
Undistributed net realized gain		33,129
Net unrealized depreciation		(1,893,400)
Net assets at October 31, 2008		$13,781,617

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (682,953 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$11,498,586	569,315	$20.20
Class B	454,576	22,673	20.05
Class C	577,703	28,875	20.01
Class F-1	346,585	17,206	20.14
Class F-2	7,174	355	20.20
Class 529-A	189,545	9,397	20.17
Class 529-B	31,640	1,574	20.10
Class 529-C	53,900	2,682	20.10
Class 529-E	10,262	510	20.12
Class 529-F-1	5,924	293	20.19
Class R-1	12,544	625	20.07
Class R-2	110,147	5,495	20.05
Class R-3	149,054	7,416	20.10
Class R-4	54,574	2,707	20.16
Class R-5	279,403	13,830	20.20

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $21.43 and $21.40, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,248)	$440,539
Interest	80,232	$520,771

Fees and expenses*:
Investment advisory services	46,740
Distribution services	54,368
Transfer agent services	15,317
Administrative services	3,949
Reports to shareholders	545
Registration statement and prospectus	479
Postage, stationery and supplies	1,429
Directors' compensation	(169)
Auditing and legal	136
Custodian	107
State and local taxes	167
Other	112
Total fees and expenses before reimbursements/waivers	123,180
Less reimbursements/waivers of fees and expenses:
Investment advisory services	4,674
Administrative services	4
Total fees and expenses after reimbursements/waivers		118,502
Net investment income		402,269

Net realized gain and unrealized
depreciation on investments
Net realized gain on investments (including $2,023 net loss from affiliate)	165,743
Net unrealized depreciation on investments	(6,930,935)
Net realized gain and unrealized depreciation on investments		(6,765,192)
Net decrease in net assets resulting
from operations		$(6,362,923)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2008	2007
Operations:
Net investment income	$402,269	$410,806
Net realized gain on investments	165,743	909,949
Net unrealized (depreciation) appreciation on investments	(6,930,935)	973,349
Net (decrease) increase in net assets resulting from operations	(6,362,923)	2,294,104

Dividends and distributions paid to
shareholders:
Dividends from net investment income	(427,515)	(391,275)
Distributions from net realized gain on investments	(872,259)	(463,340)
Total dividends and distributions paid to shareholders	(1,299,774)	(854,615)

Net capital share transactions	223,819	741,397

Total (decrease) increase in net assets	(7,438,878)	2,180,886

Net assets:
Beginning of year	21,220,495	19,039,609
End of year (including undistributed
net investment income: $116,779 and $142,145, respectively)	$13,781,617	$21,220,495

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives – current income, growth of capital and conservation of principal – through investments in companies that participate in the growth of the American economy.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Rsk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

The values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2008, the fund reclassified $120,000 from undistributed net investment income and $26,500,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$115,057
Undistributed long-term capital gain	36,983
Gross unrealized appreciation on investment securities	1,318,612
Gross unrealized depreciation on investment securities	(3,215,177)
Net unrealized depreciation on investment securities	(1,896,565)
Cost of investment securities	15,656,209

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2008			Year ended October 31, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$369,421	$730,542	$1,099,963	$342,770	$389,742	$732,512
Class B	10,304	31,107	41,411	9,168	16,908	26,076
Class C	12,522	38,154	50,676	10,541	19,696	30,237
Class F-1	11,629	23,835	35,464	10,540	12,069	22,609
Class F-2*	29	-	29	-	-	-
Class 529-A	5,513	10,805	16,318	4,530	5,132	9,662
Class 529-B	620	1,926	2,546	491	979	1,470
Class 529-C	1,047	3,192	4,239	805	1,550	2,355
Class 529-E	266	597	863	212	281	493
Class 529-F-1	184	328	512	140	133	273
Class R-1	233	600	833	156	406	562
Class R-2	2,124	6,663	8,787	1,782	3,362	5,144
Class R-3	4,009	9,338	13,347	3,686	5,283	8,969
Class R-4	1,569	2,936	4,505	1,203	1,317	2,520
Class R-5	8,045	12,236	20,281	5,251	6,482	11,733
Total	$427,515	$872,259	$1,299,774	$391,275	$463,340	$854,615

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.384% on the first $1 billion of month-end net assets and decreasing to 0.225% on such assets in excess of $21 billion. During the year ended October 31, 2008, total investment advisory services fees waived by CRMC were $4,674,000. As a result, the fee shown on the accompanying financial statements of $46,740,000, which was equivalent to an annualized rate of 0.255%, was reduced to $42,066,000, or 0.230% of average month-end net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2008, the total administrative services fees paid by CRMC were $4,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$35,079	$14,707	Not applicable	Not applicable	Not applicable
Class B	6,293	610	Not applicable	Not applicable	Not applicable
Class C	7,797	Included in administrative services	$1,007	$130	Not applicable
Class F-1	1,205		538	39	Not applicable
Class F-2 *	Not applicable		1	-†	Not applicable
Class 529-A	497		212	29	$ 236
Class 529-B	409		36	11	41
Class 529-C	685		61	15	68
Class 529-E	65		12	2	13
Class 529-F-1	-		6	1	7
Class R-1	142		11	10	Not applicable
Class R-2	1,053		207	488	Not applicable
Class R-3	976		259	122	Not applicable
Class R-4	167		89	8	Not applicable
Class R-5	Not applicable		286	4	Not applicable
Total	$54,368	$15,317	$2,725	$859	$365
* Class F-2 was offered beginning August 1, 2008.
† Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(169,000), shown on the accompanying financial statements, includes $415,000 in current fees (either paid in cash or deferred) and a net decrease of $584,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2008
Class A	$1,592,424	62,923	$1,036,100	37,601	$(2,530,152)	(100,436)	$98,372	88
Class B	46,912	1,843	39,997	1,451	(124,162)	(4,942)	(37,253)	(1,648)
Class C	109,819	4,342	48,556	1,764	(174,340)	(6,962)	(15,965)	(856)
Class F-1	141,671	5,596	31,676	1,151	(198,056)	(7,886)	(24,709)	(1,139)
Class F-2†	8,786	392	22	1	(805)	(38)	8,003	355
Class 529-A	40,303	1,560	16,308	593	(26,376)	(1,035)	30,235	1,118
Class 529-B	3,725	144	2,545	92	(3,862)	(154)	2,408	82
Class 529-C	12,352	478	4,237	153	(10,984)	(430)	5,605	201
Class 529-E	2,328	90	863	31	(1,766)	(70)	1,425	51
Class 529-F-1	2,081	80	512	19	(1,423)	(56)	1,170	43
Class R-1	7,468	292	822	30	(3,955)	(155)	4,335	167
Class R-2	43,021	1,674	8,774	319	(43,645)	(1,695)	8,150	298
Class R-3	49,191	1,917	13,326	485	(59,453)	(2,324)	3,064	78
Class R-4	29,233	1,118	4,503	164	(21,368)	(826)	12,368	456
Class R-5	161,112	6,137	19,437	710	(53,938)	(2,064)	126,611	4,783
Total net increase
(decrease)	$2,250,426	88,586	$1,227,678	44,564	$(3,254,285)	(129,073)	$223,819	4,077

Year ended October 31, 2007
Class A	$1,764,245	58,027	$687,421	23,069	$(1,899,226)	(62,416)	$552,440	18,680
Class B	66,160	2,197	25,142	853	(76,860)	(2,542)	14,442	508
Class C	160,389	5,325	28,963	985	(124,676)	(4,128)	64,676	2,182
Class F-1	139,532	4,593	20,118	677	(119,805)	(3,951)	39,845	1,319
Class 529-A	45,897	1,515	9,661	324	(19,288)	(635)	36,270	1,204
Class 529-B	4,953	164	1,469	50	(2,861)	(95)	3,561	119
Class 529-C	15,317	508	2,355	80	(7,519)	(248)	10,153	340
Class 529-E	2,856	94	493	17	(1,207)	(40)	2,142	71
Class 529-F-1	2,435	80	273	9	(711)	(24)	1,997	65
Class R-1	7,271	242	560	19	(9,594)	(323)	(1,763)	(62)
Class R-2	52,002	1,724	5,138	174	(38,885)	(1,286)	18,255	612
Class R-3	63,083	2,084	8,958	303	(82,359)	(2,703)	(10,318)	(316)
Class R-4	36,688	1,214	2,514	84	(27,964)	(921)	11,238	377
Class R-5	134,294	4,392	10,808	364	(146,643)	(4,871)	(1,541)	(115)
Total net increase
(decrease)	$2,495,122	82,159	$803,873	27,008	$(2,557,598)	(84,183)	$741,397	24,984

* Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,680,885,000 and $4,758,354,000, respectively, during the year ended October 31, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 10/31/2008	$31.29	$.60	$(9.76)	$(9.16)	$(.64)	$(1.29)	$(1.93)	$20.20	(30.85)%	$11,499.60%		.57%	2.28%
Year ended 10/31/2007	29.14	.64	2.83	3.47	(.61)	(.71)	(1.32)	31.29	12.19	17,809.58		.56	2.09
Year ended 10/31/2006	26.52	.63	3.55	4.18	(.55)	(1.01)	(1.56)	29.14	16.40	16,044.58		.55	2.31
Year ended 10/31/2005	25.10	.54	1.41	1.95	(.48)	(.05)	(.53)	26.52	7.80	13,850.58		.56	2.06
Year ended 10/31/2004	23.17	.48	2.00	2.48	(.46)	(.09)	(.55)	25.10	10.81	12,044.60		.60	1.97
Class B:
Year ended 10/31/2008	31.06	.40	(9.69)	(9.29)	(.43)	(1.29)	(1.72)	20.05	(31.37)	455	1.37	1.34	1.52
Year ended 10/31/2007	28.95	.40	2.80	3.20	(.38)	(.71)	(1.09)	31.06	11.28	756	1.36	1.33	1.32
Year ended 10/31/2006	26.36	.41	3.53	3.94	(.34)	(1.01)	(1.35)	28.95	15.48	689	1.37	1.34	1.52
Year ended 10/31/2005	24.94	.33	1.41	1.74	(.27)	(.05)	(.32)	26.36	7.00	595	1.38	1.36	1.26
Year ended 10/31/2004	23.04	.29	1.98	2.27	(.28)	(.09)	(.37)	24.94	9.92	497	1.39	1.39	1.18
Class C:
Year ended 10/31/2008	31.00	.38	(9.66)	(9.28)	(.42)	(1.29)	(1.71)	20.01	(31.40)	578	1.42	1.39	1.47
Year ended 10/31/2007	28.89	.38	2.80	3.18	(.36)	(.71)	(1.07)	31.00	11.26	922	1.41	1.38	1.27
Year ended 10/31/2006	26.31	.39	3.52	3.91	(.32)	(1.01)	(1.33)	28.89	15.41	796	1.42	1.40	1.46
Year ended 10/31/2005	24.90	.31	1.41	1.72	(.26)	(.05)	(.31)	26.31	6.91	666	1.44	1.42	1.19
Year ended 10/31/2004	23.01	.27	1.97	2.24	(.26)	(.09)	(.35)	24.90	9.82	500	1.47	1.46	1.09
Class F-1:
Year ended 10/31/2008	31.21	.59	(9.74)	(9.15)	(.63)	(1.29)	(1.92)	20.14	(30.89)	347.64		.61	2.25
Year ended 10/31/2007	29.07	.62	2.83	3.45	(.60)	(.71)	(1.31)	31.21	12.14	573.63		.60	2.05
Year ended 10/31/2006	26.46	.62	3.54	4.16	(.54)	(1.01)	(1.55)	29.07	16.36	495.62		.60	2.26
Year ended 10/31/2005	25.04	.52	1.41	1.93	(.46)	(.05)	(.51)	26.46	7.71	434.67		.65	1.97
Year ended 10/31/2004	23.12	.45	2.00	2.45	(.44)	(.09)	(.53)	25.04	10.70	324.70		.70	1.86
Class F-2:
Period from 8/5/2008 to 10/31/2008	25.64	.12	(5.39)	(5.27)	(.17)	-	(.17)	20.20	(20.69)	7.09		.08	.54
Class 529-A:
Year ended 10/31/2008	31.25	.57	(9.74)	(9.17)	(.62)	(1.29)	(1.91)	20.17	(30.93)	189.69		.66	2.19
Year ended 10/31/2007	29.11	.60	2.83	3.43	(.58)	(.71)	(1.29)	31.25	12.07	259.68		.65	1.99
Year ended 10/31/2006	26.50	.60	3.55	4.15	(.53)	(1.01)	(1.54)	29.11	16.29	206.66		.64	2.21
Year ended 10/31/2005	25.07	.51	1.42	1.93	(.45)	(.05)	(.50)	26.50	7.71	151.70		.68	1.93
Year ended 10/31/2004	23.15	.45	2.00	2.45	(.44)	(.09)	(.53)	25.07	10.70	99.71		.71	1.85
Class 529-B:
Year ended 10/31/2008	31.14	.36	(9.71)	(9.35)	(.40)	(1.29)	(1.69)	20.10	(31.47)	32	1.49	1.46	1.39
Year ended 10/31/2007	29.01	.36	2.82	3.18	(.34)	(.71)	(1.05)	31.14	11.19	46	1.48	1.46	1.19
Year ended 10/31/2006	26.42	.37	3.53	3.90	(.30)	(1.01)	(1.31)	29.01	15.29	40	1.50	1.47	1.38
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.79	32	1.55	1.53	1.09
Year ended 10/31/2004	23.09	.24	1.99	2.23	(.23)	(.09)	(.32)	25.00	9.72	24	1.59	1.59	.97
Class 529-C:
Year ended 10/31/2008	31.13	.36	(9.70)	(9.34)	(.40)	(1.29)	(1.69)	20.10	(31.45)	54	1.48	1.46	1.40
Year ended 10/31/2007	29.01	.36	2.81	3.17	(.34)	(.71)	(1.05)	31.13	11.17	77	1.48	1.45	1.19
Year ended 10/31/2006	26.42	.38	3.53	3.91	(.31)	(1.01)	(1.32)	29.01	15.31	62	1.49	1.46	1.39
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.82	48	1.54	1.52	1.10
Year ended 10/31/2004	23.09	.24	1.99	2.23	(.23)	(.09)	(.32)	25.00	9.74	33	1.58	1.58	.98
Class 529-E:
Year ended 10/31/2008	31.17	.50	(9.72)	(9.22)	(.54)	(1.29)	(1.83)	20.12	(31.11)	10.97		.95	1.91
Year ended 10/31/2007	29.04	.51	2.82	3.33	(.49)	(.71)	(1.20)	31.17	11.74	14.97		.95	1.70
Year ended 10/31/2006	26.44	.52	3.54	4.06	(.45)	(1.01)	(1.46)	29.04	15.92	11.97		.95	1.90
Year ended 10/31/2005	25.02	.42	1.41	1.83	(.36)	(.05)	(.41)	26.44	7.35	8	1.02	1.00	1.61
Year ended 10/31/2004	23.10	.37	1.99	2.36	(.35)	(.09)	(.44)	25.02	10.32	6	1.06	1.06	1.50

Class 529-F-1:
Year ended 10/31/2008	$31.28	$.63	$(9.76)	$(9.13)	$(.67)	$(1.29)	$(1.96)	$20.19	(30.78)%	$6.47%		.45%	2.41%
Year ended 10/31/2007	29.13	.66	2.84	3.50	(.64)	(.71)	(1.35)	31.28	12.32	8.47		.45	2.19
Year ended 10/31/2006	26.52	.65	3.55	4.20	(.58)	(1.01)	(1.59)	29.13	16.49	5.47		.44	2.37
Year ended 10/31/2005	25.08	.52	1.42	1.94	(.45)	(.05)	(.50)	26.52	7.77	3.64		.62	1.99
Year ended 10/31/2004	23.16	.43	2.00	2.43	(.42)	(.09)	(.51)	25.08	10.58	2.81		.80	1.75
Class R-1:
Year ended 10/31/2008	31.10	.38	(9.70)	(9.32)	(.42)	(1.29)	(1.71)	20.07	(31.41)	13	1.41	1.38	1.47
Year ended 10/31/2007	28.97	.37	2.80	3.17	(.33)	(.71)	(1.04)	31.10	11.18	14	1.45	1.43	1.22
Year ended 10/31/2006	26.38	.38	3.54	3.92	(.32)	(1.01)	(1.33)	28.97	15.38	15	1.46	1.43	1.42
Year ended 10/31/2005	24.97	.31	1.40	1.71	(.25)	(.05)	(.30)	26.38	6.86	12	1.48	1.45	1.17
Year ended 10/31/2004	23.06	.26	1.99	2.25	(.25)	(.09)	(.34)	24.97	9.83	10	1.51	1.49	1.07
Class R-2:
Year ended 10/31/2008	31.06	.36	(9.69)	(9.33)	(.39)	(1.29)	(1.68)	20.05	(31.47)	110	1.51	1.48	1.37
Year ended 10/31/2007	28.94	.38	2.81	3.19	(.36)	(.71)	(1.07)	31.06	11.24	161	1.49	1.41	1.24
Year ended 10/31/2006	26.36	.39	3.52	3.91	(.32)	(1.01)	(1.33)	28.94	15.36	133	1.61	1.41	1.43
Year ended 10/31/2005	24.95	.31	1.41	1.72	(.26)	(.05)	(.31)	26.36	6.90	99	1.65	1.42	1.19
Year ended 10/31/2004	23.05	.27	1.99	2.26	(.27)	(.09)	(.36)	24.95	9.86	64	1.76	1.45	1.10
Class R-3:
Year ended 10/31/2008	31.14	.50	(9.71)	(9.21)	(.54)	(1.29)	(1.83)	20.10	(31.10)	149.96		.94	1.92
Year ended 10/31/2007	29.01	.52	2.81	3.33	(.49)	(.71)	(1.20)	31.14	11.76	228.97		.95	1.71
Year ended 10/31/2006	26.41	.52	3.54	4.06	(.45)	(1.01)	(1.46)	29.01	15.94	222.96		.93	1.92
Year ended 10/31/2005	25.00	.44	1.40	1.84	(.38)	(.05)	(.43)	26.41	7.37	181.98		.96	1.65
Year ended 10/31/2004	23.09	.37	1.99	2.36	(.36)	(.09)	(.45)	25.00	10.32	113	1.05	1.04	1.49
Class R-4:
Year ended 10/31/2008	31.23	.58	(9.74)	(9.16)	(.62)	(1.29)	(1.91)	20.16	(30.90)	54.66		.64	2.21
Year ended 10/31/2007	29.09	.61	2.82	3.43	(.58)	(.71)	(1.29)	31.23	12.08	70.67		.65	2.00
Year ended 10/31/2006	26.48	.60	3.54	4.14	(.52)	(1.01)	(1.53)	29.09	16.26	55.68		.66	2.20
Year ended 10/31/2005	25.06	.51	1.41	1.92	(.45)	(.05)	(.50)	26.48	7.69	43.69		.67	1.94
Year ended 10/31/2004	23.14	.46	1.99	2.45	(.44)	(.09)	(.53)	25.06	10.69	34.70		.70	1.86
Class R-5:
Year ended 10/31/2008	31.29	.65	(9.75)	(9.10)	(.70)	(1.29)	(1.99)	20.20	(30.69)	279.36		.34	2.52
Year ended 10/31/2007	29.14	.71	2.82	3.53	(.67)	(.71)	(1.38)	31.29	12.42	283.37		.35	2.32
Year ended 10/31/2006	26.53	.68	3.54	4.22	(.60)	(1.01)	(1.61)	29.14	16.58	267.38		.35	2.49
Year ended 10/31/2005	25.10	.58	1.43	2.01	(.53)	(.05)	(.58)	26.53	8.05	198.39		.36	2.22
Year ended 10/31/2004	23.17	.53	2.00	2.53	(.51)	(.09)	(.60)	25.10	11.04	62.39		.39	2.18

	Year ended October 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	23%	19%	19%	22%	17%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Mutual Fund, Inc. (the “Fund”), as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 10, 2008

Tax information
                                                                                                                     unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2008:

Long-term capital gains	$898,759,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$10,851,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008, through October 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2008	Ending account value 10/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$757.30	$2.56	.58%
Class A -- assumed 5% return	1,000.00	1,022.22	2.95	.58
Class B -- actual return	1,000.00	754.36	5.91	1.34
Class B -- assumed 5% return	1,000.00	1,018.40	6.80	1.34
Class C -- actual return	1,000.00	754.14	6.13	1.39
Class C -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class F-1 -- actual return	1,000.00	756.90	2.69	.61
Class F-1 -- assumed 5% return	1,000.00	1,022.07	3.10	.61
Class F-2 -- actual return †	1,000.00	793.11	.75	.35
Class F-2 -- assumed 5% return †	1,000.00	1,023.38	1.78	.35
Class 529-A -- actual return	1,000.00	756.70	2.87	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.87	3.30	.65
Class 529-B -- actual return	1,000.00	753.81	6.44	1.46
Class 529-B -- assumed 5% return	1,000.00	1,017.80	7.41	1.46
Class 529-C -- actual return	1,000.00	753.85	6.39	1.45
Class 529-C -- assumed 5% return	1,000.00	1,017.85	7.35	1.45
Class 529-E -- actual return	1,000.00	755.71	4.15	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.41	4.77	.94
Class 529-F-1 -- actual return	1,000.00	757.69	1.99	.45
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.87	2.29	.45
Class R-1 -- actual return	1,000.00	754.01	6.04	1.37
Class R-1 -- assumed 5% return	1,000.00	1,018.25	6.95	1.37
Class R-2 -- actual return	1,000.00	753.78	6.61	1.50
Class R-2 -- assumed 5% return	1,000.00	1,017.60	7.61	1.50
Class R-3 -- actual return	1,000.00	755.82	4.15	.94
Class R-3 -- assumed 5% return	1,000.00	1,020.41	4.77	.94
Class R-4 -- actual return	1,000.00	757.01	2.78	.63
Class R-4 -- assumed 5% return	1,000.00	1,021.97	3.20	.63
Class R-5 -- actual return	1,000.00	757.96	1.46	.33
Class R-5 -- assumed 5% return	1,000.00	1,023.48	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 5, 2008 (the initial sale of the share class), through October 31, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–23.39%	4.44%	5.03%
Not reflecting CDSC	–19.60	4.78	5.03

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable
only if shares are sold within one year of purchase	–20.40	4.71	3.42
Not reflecting CDSC	–19.64	4.71	3.42

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–18.98	5.53	4.21

Class F-2 shares[1] — first sold 8/5/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–7.54	[2]

Class 529-A shares[3] — first sold 2/19/02
Reflecting 5.75% maximum sales charge	–23.70	4.26	3.30
Not reflecting maximum sales charge	–19.04	5.50	4.23

Class 529-B shares[3] — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–23.47	4.28	3.33
Not reflecting CDSC	–19.69	4.61	3.33

Class 529-C shares[3] — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–20.44	4.63	3.20
Not reflecting CDSC	–19.68	4.63	3.20

Class 529-E shares[1,3] — first sold 3/7/02	–19.29	5.16	2.85

Class 529-F-1 shares[1,3] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–18.87	5.61	6.67

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 26 and 27 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Mary Anne Dolan, 61	1993	Founder and President, M.A.D., Inc. (communications
Chairman of the Board		company); former Editor-in-Chief, The Los Angeles
(Independent and Non-Executive)		Herald Examiner

Martin Fenton, 73	1981	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

William D. Jones, 53	2006
Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)

Mary Myers Kauppila, 54	1991	Chairman and CEO, Ladera Management Company (private investment company); former owner and President, Energy Investment, Inc.

William H. Kling, 66	2006	President and CEO, American Public Media Group

Bailey Morris-Eck, 64	1999
Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation

Kirk P. Pendleton, 69	1998	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 72	1991
Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

Steven B. Sample, Ph.D., 68	1999	President, University of Southern California

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Mary Anne Dolan, 61	5	None
Chairman of the Board
(Independent and Non-Executive

Martin Fenton, 73	18	None

William D. Jones, 53	5	Sempra Energy; SouthWest Water Company

Mary Myers Kauppila, 54	6	None

William H. Kling, 66	7	Irwin Financial Corporation

Bailey Morris-Eck, 64	3	None

Kirk P. Pendleton, 69	7	None

Olin C. Robison, Ph.D., 72	3	American Shared Hospital Services

Steven B. Sample, Ph.D., 68	2	Intermec, Inc.

H. Frederick Christie, a director of the fund since 1972, retired from the board in December 2008. The directors thank Mr. Christie for his dedication and long service to the fund.

“Interested” directors[4]

Year first
elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

James K. Dunton, 70	1984	Senior Vice President — Capital Research Global
President and		Investors, Capital Research and Management
Vice Chairman of the Board		Company; Director, Capital Research and Management Company

“Interested” directors[4]

Number of
portfolios
in fund
complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

James K. Dunton, 70	2	None
President and
Vice Chairman of the Board

Chairman emeritus

Jon B. Lovelace, Jr., 81		Chairman Emeritus, Capital Research and Management Company

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 34 for footnotes.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Joyce E. Gordon, 52	2005	Senior Vice President — Capital Research Global
Executive Vice President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

James B. Lovelace, 52	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Paul F. Roye, 55	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Christopher D. Buchbinder, 37	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director, Capital Research Company[5]

William L. Robbins, 40	2004	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director, Capital Research Company[5]

James Terrile, 43	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Vincent P. Corti, 52	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 40	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jeffrey P. Regal, 37	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2008, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
>	American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-903-1208P

Litho in USA AGD/L/8052-S16810

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$71,000
2008	$75,000

b) Audit-Related Fees:
2007	$5,000
2008	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	$897,000
2008	$992,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$2,000
2008	$8,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,195,000 for fiscal year 2007 and $1,289,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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American Mutual Fund®
Investment portfolio

October 31, 2008

Common stocks — 78.63%	Shares	Value (000)

ENERGY — 8.01%
Apache Corp.	125,000	$10,291
BJ Services Co.	3,205,937	41,196
Chevron Corp.	3,519,304	262,540
ConocoPhillips	2,125,000	110,542
Devon Energy Corp.	2,225,000	179,914
EOG Resources, Inc.	340,000	27,513
Halliburton Co.	1,200,000	23,748
Hess Corp.	1,939,000	116,747
Marathon Oil Corp.	5,353,600	155,790
Royal Dutch Shell PLC, Class A (ADR)	1,735,000	96,830
Schlumberger Ltd.	880,400	45,473
Spectra Energy Corp	950,000	18,364
Sunoco, Inc.	500,000	15,250
		1,104,198

MATERIALS — 3.38%
Air Products and Chemicals, Inc.	1,200,000	69,756
Dow Chemical Co.	750,000	20,002
E.I. du Pont de Nemours and Co.	750,000	24,000
International Paper Co.	1,250,000	21,525
MeadWestvaco Corp.	5,000,000	70,150
Monsanto Co.	910,000	80,972
Nucor Corp.	1,060,000	42,941
Potash Corp. of Saskatchewan Inc.	610,000	52,009
Praxair, Inc.	1,000,000	65,150
Weyerhaeuser Co.	500,000	19,110
		465,615

INDUSTRIALS — 13.39%
3M Co.	1,412,000	90,792
Avery Dennison Corp.	3,375,000	118,192
Boeing Co.	500,000	26,135
Burlington Northern Santa Fe Corp.	1,535,000	136,707
Cintas Corp.	1,945,000	46,097
Eaton Corp.	400,000	17,840
Emerson Electric Co.	1,300,000	42,549
General Dynamics Corp.	770,000	46,446
General Electric Co.	15,387,500	300,210
Illinois Tool Works Inc.	428,000	14,291
Ingersoll-Rand Co. Ltd., Class A	1,300,000	23,985
Lockheed Martin Corp.	910,000	77,396
Norfolk Southern Corp.	1,485,500	89,041
Northrop Grumman Corp.	1,000,000	46,890
Pentair, Inc.	1,200,000	33,168
Pitney Bowes Inc.	3,050,000	75,579
R.R. Donnelley & Sons Co.	5,033,457	83,404
Rockwell Automation	1,250,000	34,588
Southwest Airlines Co.	5,440,000	64,083
Tyco International Ltd.	1,245,300	31,481
United Parcel Service, Inc., Class B	3,550,000	187,369
United Technologies Corp.	3,700,000	203,352
Waste Management, Inc.	1,800,000	56,214
		1,845,809

CONSUMER DISCRETIONARY — 7.38%
Brunswick Corp.	3,907,769	13,560
Carnival Corp., units	1,475,000	37,465
Darden Restaurants, Inc.	2,800,000	62,076
Harley-Davidson, Inc.	1,508,000	36,916
Home Depot, Inc.	750,000	17,693
Honda Motor Co., Ltd. (ADR)	300,000	7,431
Johnson Controls, Inc.	4,500,000	79,785
Leggett & Platt, Inc.	3,753,400	65,159
Lowe’s Companies, Inc.	3,971,773	86,187
Magna International Inc., Class A	1,982,900	67,042
Mattel, Inc.	4,100,000	61,582
News Corp., Class A	2,350,000	25,004
Omnicom Group Inc.	1,500,000	44,310
Ross Stores, Inc.	1,000,000	32,690
Royal Caribbean Cruises Ltd.	4,400,000	59,664
Target Corp.	2,670,000	107,120
Time Warner Inc.	7,836,900	79,074
VF Corp.	1,150,000	63,365
Whirlpool Corp.	300,000	13,995
YUM! Brands, Inc.	1,980,000	57,440
		1,017,558

CONSUMER STAPLES — 7.27%
Avon Products, Inc.	3,250,000	80,697
Coca-Cola Co.	1,750,000	77,105
ConAgra Foods, Inc.	4,018,068	69,995
General Mills, Inc.	900,000	60,966
H.J. Heinz Co.	1,863,600	81,663
Kellogg Co.	1,585,600	79,946
Kimberly-Clark Corp.	2,410,000	147,709
PepsiCo, Inc.	3,710,000	211,507
Procter & Gamble Co.	810,000	52,277
Walgreen Co.	2,300,000	58,558
Wal-Mart Stores, Inc.	1,465,000	81,762
		1,002,185

HEALTH CARE — 8.42%
Abbott Laboratories	3,635,000	200,470
Amgen Inc.[1]	1,130,000	67,676
AstraZeneca PLC (ADR)	1,295,000	54,986
Bristol-Myers Squibb Co.	9,182,200	188,694
Cardinal Health, Inc.	2,020,000	77,164
Covidien Ltd.	784,500	34,746
Eli Lilly and Co.	2,900,000	98,078
Johnson & Johnson	600,000	36,804
Medtronic, Inc.	3,007,000	121,272
Merck & Co., Inc.	2,740,000	84,803
Pfizer Inc	7,145,000	126,538
Schering-Plough Corp.	4,800,000	69,552
		1,160,783

FINANCIALS — 4.97%
Allstate Corp.	1,200,000	31,668
American International Group, Inc.	2,154,000	4,114
Arthur J. Gallagher & Co.	867,331	21,128
Bank of America Corp.	1,000,000	24,170
Bank of New York Mellon Corp.	3,746,000	122,120
Capital One Financial Corp.	735,000	28,753
Citigroup Inc.	5,128,000	69,997
Fannie Mae	1,050,000	998
Freddie Mac	800,000	800
JPMorgan Chase & Co.	4,072,000	167,970
Lincoln National Corp.	1,000,200	17,243
Marsh & McLennan Companies, Inc.	500,000	14,660
MGIC Investment Corp.	2,440,000	9,467
PNC Financial Services Group, Inc.	1,000,000	66,670
Travelers Companies, Inc.	1,000,000	42,550
U.S. Bancorp	1,750,000	52,168
XL Capital Ltd., Class A	1,029,089	9,982
		684,458

INFORMATION TECHNOLOGY — 13.20%
Automatic Data Processing, Inc.	3,800,000	132,810
Cisco Systems, Inc.[1]	3,950,000	70,191
Hewlett-Packard Co.	4,750,000	181,830
Intel Corp.	10,640,000	170,240
International Business Machines Corp.	3,090,000	287,277
KLA-Tencor Corp.	1,242,000	28,876
Linear Technology Corp.	2,345,000	53,185
Maxim Integrated Products, Inc.	1,700,000	23,120
Microchip Technology Inc.	7,056,625	173,805
Microsoft Corp.	14,335,998	320,123
Nokia Corp. (ADR)	500,000	7,590
Oracle Corp.[1]	8,485,000	155,191
SAP AG (ADR)	2,281,000	80,588
Texas Instruments Inc.	4,100,000	80,196
Tyco Electronics Ltd.	900,000	17,496
Xilinx, Inc.	1,970,000	36,287
		1,818,805

TELECOMMUNICATION SERVICES — 4.39%
AT&T Inc.	8,820,597	236,127
Embarq Corp.	5,214,250	156,428
Verizon Communications Inc.	7,162,334	212,506
		605,061

UTILITIES — 6.86%
Ameren Corp.	3,953,680	128,297
American Electric Power Co., Inc.	1,435,000	46,824
Dominion Resources, Inc.	2,295,200	83,270
DTE Energy Co.	750,000	26,475
Duke Energy Corp.	3,800,000	62,244
Exelon Corp.	2,788,720	151,260
FirstEnergy Corp.	1,620,000	84,499
PPL Corp.	2,384,000	78,243
Progress Energy, Inc.	200,000	7,874
Public Service Enterprise Group Inc.	1,975,000	55,596
Questar Corp.	3,000,000	103,380
Southern Co.	1,000,000	34,340
Xcel Energy Inc.	4,745,000	82,658
		944,960

MISCELLANEOUS — 1.36%
Other common stocks in initial period of acquisition		186,953

Total common stocks (cost: $12,480,527,000)		10,836,385

Preferred stocks — 1.17%

FINANCIALS — 1.17%
Bank of America Corp., Series M, 8.125% noncumulative[2]	100,000	77,618
Citigroup Inc., Series E, 8.40%[2]	85,000,000	59,190
JPMorgan Chase & Co., Series I, 7.90%[2]	25,000	20,313
Fannie Mae, Series T, 8.25% noncumulative	2,000,000	3,880

Total preferred stocks (cost: $260,793,000)		161,001

Convertible securities — 0.57%

FINANCIALS — 0.49%
American International Group, Inc. 8.50% convertible preferred 2011, units	875,034	3,894
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[3,4]	1,725,000	58,340
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred	556,000	767
SLM Corp., Series C, 7.25% convertible preferred 2010	9,600	4,896
		67,897

MISCELLANEOUS — 0.08%
Other convertible securities in initial period of acquisition		10,194

Total convertible securities (cost: $214,323,000)		78,091

	Principal amount	Value
Bonds & notes — 0.77%	(000)	(000)

INDUSTRIALS — 0.33%
General Electric Capital Corp., Series A, 4.80% 2013	$50,000	$44,978

HEALTH CARE — 0.12%
Amgen Inc. 6.90% 2038	20,000	17,151

FINANCIALS — 0.32%
KeyCorp 6.50% 2013	50,000	44,063

Total bonds & notes (cost: $119,760,000)		106,192

Short-term securities — 18.70%

AT&T Inc. 2.12% due 11/10/2008[5]	45,000	44,973
Bank of America Corp. 2.69% due 11/18/2008	24,800	24,760
Becton, Dickinson and Co. 1.65% due 11/3/2008	17,736	17,734
Chevron Funding Corp. 1.95% due 11/28/2008	75,000	74,886
Coca-Cola Co. 1.75%–2.15% due 11/5/2008–1/16/2009[5]	157,000	156,839
Eaton Corp. 2.35% due 11/6/2008[5]	50,000	49,980
Estée Lauder Companies Inc. 2.10% due 12/12/2008[5]	15,000	14,925
Fannie Mae 1.55%–2.65% due 12/3/2008–2/24/2009	144,400	144,010
Federal Home Loan Bank 1.30%–3.10% due 11/3/2008–4/13/2009	277,000	275,809
Freddie Mac due 1.30%–2.50% due 12/8/2008–4/7/2009	385,082	383,396
Harvard University 2.03% due 11/4/2008	25,000	24,994
Hewlett-Packard Co. 2.55%–2.95% due 11/3–12/16/2008[5]	121,900	121,595
Honeywell International Inc. 2.00%–2.08% due 11/13–12/12/2008[5]	100,000	99,702
Illinois Tool Works Inc. 2.09% due 11/12/2008	50,000	49,965
International Bank for Reconstruction and Development 1.90%–2.10% due 1/13–1/20/2009	44,100	43,913
John Deere Capital Corp. 2.50% due 1/15/2009[5]	33,700	33,522
Johnson & Johnson due 1.35%–2.05% due 11/7–12/22/2008[5]	103,400	103,156
Merck & Co. Inc. 1.80%–2.15% due 11/14–12/12/2008	134,500	134,224
Pfizer Inc 2.09%–2.28% due 11/7/2008–1/7/2009[5]	119,500	119,141
Private Export Funding Corp. 2.25% due 11/18/2008[5]	21,400	21,369
Procter & Gamble International Funding S.C.A. 1.85%–2.15% due 11/7/2008–1/29/2009[5]	238,305	237,683
Target Corp. 1.80%–2.10% due 12/1–12/19/2008	37,600	37,482
U.S. Treasury Bills 0.44%–1.85% due 11/20/2008–4/9/2009	294,400	293,842
Wal-Mart Stores Inc. 2.20% due 12/2/2008[5]	70,300	70,075

Total short-term securities (cost: $2,577,641,000)		2,577,975

Total investment securities (cost: $15,653,044,000)		13,759,644
Other assets less liabilities		21,973

Net assets		$13,781,617

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Coupon rate may change periodically.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $86,250,000)
 may be subject to legal or contractual restrictions on resale.
4Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $58,340,000, which represented
 0.42% of the net assets of the fund.
5Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,072,960,000, which represented 7.79% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-903-1208O-S15858

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
American Mutual Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Mutual Fund, Inc. (the “Fund”) as of October 31, 2008, and for the year then ended and have issued our report thereon dated December 10, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 10, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND, INC.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman, President and Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman, President and Principal Executive Officer

Date: January 8, 2009

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: January 8, 2009